Exhibit 21.1

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Apollo Global Management, Inc.	Delaware

Apollo Capital Management IV, Inc.	Cayman Islands

Apollo Advisors IV, L.P.	Cayman Islands

Apollo Capital Management V, Inc.	Cayman Islands

Apollo Advisors V, L.P.	Cayman Islands

Apollo Principal Holdings I, L.P.	Cayman Islands

Apollo Capital Management VI, LLC	Delaware

Apollo Advisors VI, L.P.	Cayman Islands

APO Asset Co., LLC	Delaware

Apollo Principal Holdings I GP, LLC	Delaware

Apollo Principal Holdings III GP, Ltd.	Cayman Islands

Apollo Advisors V (EH), LLC	Anguilla

Apollo Advisors V (EH Cayman), L.P.	Cayman Islands

Apollo Principal Holdings III, L.P.	Cayman Islands

Apollo Advisors VI (EH-GP), Ltd.	Cayman Islands

Apollo Advisors VI (EH), L.P.	Cayman Islands

AAA Guernsey Limited	Guernsey

Apollo Alternative Assets, L.P.	Cayman Islands

AAA MIP Limited	Guernsey

AAA Associates, L.P.	Guernsey

APO Corp.	Delaware

Apollo SVF Capital Management, LLC	Delaware

Apollo SVF Advisors, L.P.	Delaware

Apollo SVF Administration, LLC	Delaware

Apollo SOMA Capital Management, LLC	Delaware

Apollo SOMA Advisors, L.P.	Delaware

Apollo Principal Holdings II GP, LLC	Delaware

Apollo Asia Capital Management, LLC	Delaware

Apollo Asia Advisors, L.P.	Cayman Islands

Apollo Asia Administration, LLC	Delaware

Apollo Value Capital Management, LLC	Delaware

Apollo Value Advisors, L.P.	Delaware

Apollo Value Administration, LLC	Delaware

Apollo Principal Holdings II, L.P.	Cayman Islands

Apollo Principal Holdings IV, L.P.	Cayman Islands

Apollo EPF Capital Management, Limited	Cayman Islands

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo EPF Advisors, L.P.	Cayman Islands

Apollo EPF Administration, Limited	Cayman Islands

Apollo Management Holdings, L.P.	Delaware

Apollo Management, L.P.	Delaware

AIF III Management, LLC	Delaware

Apollo Management III, L.P.	Delaware

AIF V Management, LLC	Delaware

Apollo Management V, L.P.	Delaware

AIF VI Management, LLC	Delaware

Apollo Management VI, L.P.	Delaware

Apollo Management IV, L.P.	Delaware

Apollo International Management, L.P.	Delaware

Apollo Alternative Assets GP Limited	Cayman Islands

Apollo Management International LLP	England and Wales

Apollo Management Advisors GmbH	Germany

AMI (Holdings), LLC	Delaware

AAA Holdings GP Limited	Guernsey

AAA Holdings, L.P.	Guernsey

Apollo International Management GP, LLC	Delaware

Apollo Capital Management GP, LLC	Delaware

AEM GP, LLC	Delaware

Apollo Europe Management, L.P.	Delaware

ACC Management, LLC	Delaware

Apollo Investment Management, L.P.	Delaware

Apollo SVF Management GP, LLC	Delaware

Apollo SVF Management, L.P.	Delaware

Apollo Value Management GP, LLC	Delaware

Apollo Value Management, L.P.	Cayman Islands

Apollo Asia Management GP, LLC	Delaware

Apollo Asia Management, L.P.	Delaware

Apollo Management Singapore Pte. Ltd.	Singapore

Apollo EPF Management GP, LLC	Delaware

Apollo EPF Management, L.P.	Delaware

Apollo Capital Management, L.P.	Delaware

Apollo Principal Holdings IV GP, Ltd.	Cayman Islands

Apollo Management Holdings GP, LLC	Delaware

Apollo Management VII, L.P.	Delaware

AIF VII Management, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Advisors VII, L.P.	Cayman Islands

Apollo Capital Management VII, LLC	Delaware

Apollo Credit Liquidity Management, L.P.	Delaware

Apollo Credit Liquidity Management GP, LLC	Delaware

Apollo Credit Liquidity Capital Management, LLC	Delaware

Apollo Credit Liquidity Investor, LLC	Delaware

Apollo Credit Liquidity Advisors, L.P.	Delaware

Apollo Investment Consulting LLC	Delaware

Apollo Life Asset, L.P.	Delaware

Apollo Management GP, LLC	Delaware

AP Transport LLC	Delaware

Apollo Investment Administration, LLC	Delaware

Apollo Fund Administration VII, LLC	Delaware

Apollo Management (UK) VI, LLC	Delaware

Apollo COF Investor, LLC	Delaware

Apollo Credit Opportunity Management, LLC	Delaware

Apollo Co-Investors VII (D), L.P.	Delaware

Apollo EPF Co-Investors (B), L.P.	Cayman Islands

Apollo Management (AOP) VII, LLC	Delaware

Apollo Co-Investors Manager, LLC	Delaware

Apollo Commodities Management GP, LLC	Delaware

Apollo Commodities Management, L.P., with respect to Series I	Delaware

Apollo Fund Administration IV, L.L.C.	Delaware

Apollo Fund Administration V, L.L.C.	Delaware

Apollo Fund Administration VI, LLC	Delaware

VC GP, LLC	Delaware

Apollo Management (Germany) VI, LLC	Delaware

Apollo Advisors VII (EH-GP), Ltd	Cayman Islands

Apollo Advisors VII (EH), L.P.	Cayman Islands

Apollo Co-Investors VII (EH-D), LP	Anguilla

Apollo Verwaltungs V GmbH	Germany

Apollo AIE II Co-Investors (B), L.P.	Cayman Islands

Apollo Europe Advisors, L.P.	Cayman Islands

Apollo Europe Capital Management, Ltd.	Cayman Islands

LeverageSource Management, LLC	Delaware

AMI (Luxembourg) S.a r.l.	Luxembourg

Apollo Principal Holdings V, L.P.	Cayman Islands

Apollo Principal Holdings VI, L.P.	Cayman Islands

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Principal Holdings VII, L.P.	Cayman Islands

Apollo Principal Holdings V GP, LLC	Delaware

Apollo Principal Holdings VI GP, LLC	Delaware

ACC Advisors D, LLC	Delaware

Apollo Principal Holdings VII GP, Ltd.	Cayman Islands

ACC Advisors C, LLC	Delaware

APO (FC), LLC	Anguilla

ACC Advisors A/B, LLC	Delaware

Apollo Palmetto Management, LLC	Delaware

Apollo Palmetto Advisors, L.P.	Delaware

Apollo Global Real Estate Management GP, LLC	Delaware

Apollo Global Real Estate Management, L.P.	Delaware

Apollo Advisors VI (APO FC-GP), LLC	Anguilla

Apollo Advisors VII (APO FC-GP), LLC	Anguilla

Apollo Advisors VI (APO DC-GP), LLC	Delaware

Apollo Advisors VII (APO DC-GP), LLC	Delaware

Apollo Advisors VI (APO DC), L.P.	Cayman Islands

Apollo Advisors VII (APO DC), L.P.	Cayman Islands

Apollo Advisors VI (APO FC), L.P.	Cayman Islands

Apollo Advisors VII (APO FC), L.P.	Cayman Islands

VC GP C, LLC	Delaware

Apollo Strategic Growth Capital II	Cayman Islands

Apollo Strategic Growth Capital	Cayman Islands

AGM India Advisors Private Limited	India

Apollo Principal Holdings VIII GP, Ltd.	Cayman Islands

Apollo Principal Holdings VIII, L.P.	Cayman Islands

Apollo Principal Holdings IX GP, Ltd.	Cayman Islands

Apollo Principal Holdings IX, L.P.	Cayman Islands

August Global Management, LLC	Florida

ACREFI Management, LLC	Delaware

Apollo COF I Capital Management, LLC	Delaware

Apollo Credit Opportunity Advisors I, L.P.	Cayman Islands

Apollo COF II Capital Management, LLC	Delaware

Apollo Credit Opportunity Advisors II, L.P.	Cayman Islands

Apollo Co-Investors VI (D), L.P.	Delaware

Apollo Co-Investors VI (DC-D), L.P.	Delaware

Apollo Co-Investors VI (EH-D), LP	Anguilla

Apollo Co-Investors VI (FC-D), LP	Anguilla

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Credit Opportunity CM Executive Carry I, L.P.	Cayman Islands

Apollo Credit Opportunity CM Executive Carry II, L.P.	Cayman Islands

Apollo Credit Liquidity CM Executive Carry, L.P.	Cayman Islands

Apollo Laminates Agent, LLC	Delaware

Apollo Management Asia Pacific Limited	Hong Kong

Apollo ALS Holdings II GP, LLC	Delaware

Apollo Resolution Servicing GP, LLC	Delaware

Apollo Resolution Servicing, L.P.	Delaware

AGRE CMBS Management LLC	Delaware

AGRE CMBS GP LLC	Delaware

Apollo Co-Investors VII (FC-D), L.P.	Anguilla

Apollo Co-Investors VII (DC-D), L.P.	Delaware

Apollo Credit Management (CLO), LLC	Delaware

Apollo Global Securities, LLC	Delaware

Apollo Advisors (Mauritius) Ltd.	Mauritius

AAA Life Re Carry, L.P.	Cayman Islands

AGRE Asia Pacific Management, LLC	Delaware

AGRE NA Management, LLC	Delaware

AGRE Europe Management, LLC	Delaware

AGRE - DCB, LLC	Delaware

Apollo Parallel Partners Administration, LLC	Delaware

Apollo Credit Advisors I, LLC	Delaware

Apollo Credit Management (Senior Loans), LLC	Delaware

Apollo Asian Infrastructure Management, LLC	Delaware

Apollo CKE GP, LLC	Delaware

AGRE NA Legacy Management, LLC	Delaware

AGRE Europe Legacy Management, LLC	Delaware

AGRE Asia Pacific Legacy Management, LLC	Delaware

AGRE GP Holdings, LLC	Delaware

Apollo Gaucho GenPar, Ltd.	Cayman Islands

AP TSL Funding, LLC	Delaware

AGRE-E Legacy Management, LLC	Delaware

Financial Credit I Capital Management, LLC	Delaware

Financial Credit Investment I Manager, LLC	Delaware

AGRE CMBS GP II LLC	Delaware

AGRE CMBS Management II LLC	Delaware

Financial Credit Investment Advisors I, L.P.	Cayman Islands

APH HFA Holdings, L.P.	Cayman Islands

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

APH HFA Holdings GP, Ltd.	Cayman Islands

AGRE—E2 Legacy Management, LLC	Delaware

AP AOP VII Transfer Holdco, LLC	Delaware

Apollo Credit Management, LLC	Delaware

Apollo Capital Credit Management, LLC	Delaware

Apollo India Credit Opportunity Management, LLC	Delaware

AGRE U.S. Real Estate Advisors, L.P.	Cayman Islands

AGRE U.S. Real Estate Advisors GP, LLC	Delaware

Apollo AGRE USREF Co-Investors (B), LLC	Delaware

CPI Capital Partners Asia Pacific GP Ltd.	Cayman Islands

CPI Capital Partners Europe GP Ltd.	Cayman Islands

CPI European Fund GP LLC	Delaware

CPI European Carried Interest, L.P.	Cayman Islands

CPI NA GP LLC	Delaware

CPI NA Fund GP LP	Cayman Islands

CPI Asia G-Fdr General Partner GmbH	Germany

CPI NA WT Fund GP LP	Delaware

Apollo Administration GP Ltd.	Cayman Islands

Apollo Achilles Co-Invest GP, LLC	Anguilla

Apollo Palmetto HFA Advisors, L.P.	Delaware

ARM Manager, LLC	Delaware

Stanhope Life Advisors, L.P.	Cayman Islands

Greenhouse Holdings, Ltd.	Cayman Islands

Apollo ALST GenPar, Ltd.	Cayman Islands

Apollo Palmetto Athene Advisors, L.P.	Delaware

Apollo ANRP Co-Investors (D), L.P.	Delaware

Apollo Co-Investors VII (NR DC-D), L.P.	Cayman Islands

Apollo Co-Investors VII (NR D), L.P.	Cayman Islands

Apollo Co-Investors VII (NR FC-D), LP	Anguilla

Apollo Co-Investors VII (NR EH-D), LP	Anguilla

APH Holdings, L.P.	Cayman Islands

APH Holdings (DC), L.P.	Cayman Islands

APH Holdings (FC), L.P.	Cayman Islands

Apollo Longevity, LLC	Delaware

Apollo ANRP Capital Management, LLC	Delaware

Apollo ANRP Advisors, L.P.	Cayman Islands

AGRE - CRE Debt Manager, LLC	Delaware

Apollo GSS GP Limited	Guernsey

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo ANRP Advisors (IH-GP), LLC	Anguilla

Apollo ANRP Advisors (IH), L.P.	Cayman Islands

Apollo ANRP Co-Investors (IH-D), LP	Anguilla

AGRE Debt Fund I GP, Ltd.	Cayman Islands

Apollo APC Capital Management, LLC	Anguilla

Apollo APC Advisors, L.P.	Cayman Islands

Apollo European Senior Debt Advisors, LLC	Delaware

Apollo European Strategic Advisors GP, LLC	Delaware

Apollo European Strategic Advisors, L.P.	Cayman Islands

Apollo European Strategic Management GP, LLC	Delaware

Apollo European Strategic Management, L.P.	Delaware

Apollo Credit Management (European Senior Debt), LLC	Delaware

Apollo European Senior Debt Management, LLC	Delaware

Apollo Credit Advisors III, LLC	Delaware

Apollo EPF Advisors II, L.P.	Cayman Islands

Apollo EPF Management II GP, LLC	Delaware

Apollo EPF Management II, L.P.	Delaware

Apollo VII TXU Administration, LLC	Delaware

Apollo APC Management, L.P.	Delaware

Apollo APC Management GP, LLC	Delaware

Apollo EPF Co-Investors II (D), L.P.	Cayman Islands

Apollo Executive Carry VII (NR), L.P.	Cayman Islands

Apollo Executive Carry VII (NR APO DC), L.P.	Cayman Islands

Apollo Executive Carry VII (NR APO FC), L.P.	Cayman Islands

Apollo Executive Carry VII (NR EH), L.P.	Cayman Islands

Apollo European Credit Advisors, L.P.	Cayman Islands

Apollo European Credit Advisors GP, LLC	Delaware

Apollo European Credit Management, L.P.	Delaware

Apollo European Credit Management GP, LLC	Delaware

GSAM Apollo Holdings, LLC	Delaware

AGM Incentive Pool, L.P.	Cayman Islands

AGM Marketing Pool, L.P.	Cayman Islands

Apollo Senior Loan Fund Co-Investors (D), L.P.	Delaware

Apollo European Strategic Co-Investors, LLC	Delaware

ST Holdings GP, LLC	Cayman Islands

ST Management Holdings, LLC	Cayman Islands

Apollo European Credit Co-Investors, LLC	Delaware

Gulf Stream Asset Management LLC	North Carolina

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Centre Street Management, LLC	Delaware

Apollo Centre Street Advisors (APO DC-GP), LLC	Delaware

Apollo Centre Street Advisors (APO DC), L.P.	Delaware

Apollo Centre Street Co-Investors (DC-D), L.P.	Delaware

Apollo Athlon GenPar, Ltd.	Cayman Islands

Apollo SPN Capital Management, LLC	Anguilla

Apollo SPN Advisors, L.P.	Cayman Islands

Apollo SPN Management, LLC	Delaware

Apollo SPN Co-Investors (D), L.P.	Anguilla

Apollo SPN Capital Management (APO FC-GP), LLC	Anguilla

Apollo SPN Advisors (APO FC), L.P.	Cayman Islands

Apollo SPN Co-Investors (FC-D), L.P.	Anguilla

Apollo SPN Capital Management (APO DC-GP), LLC	Anguilla

Apollo SPN Advisors (APO DC), L.P.	Cayman Islands

Apollo SPN Co-Investors (DC-D), L.P.	Anguilla

2012 CMBS-I GP LLC	Delaware

2012 CMBS-I Management LLC	Delaware

Apollo AGRE Prime Co-Investors (D), LLC	Anguilla

Apollo ANRP Advisors (APO FC), L.P.	Cayman Islands

Apollo ANRP Advisors (APO FC-GP), LLC	Anguilla

Apollo ANRP Co-Investors (FC-D), LP	Anguilla

Apollo EPF II Capital Management, LLC	Marshall Islands

ANRP Talos GenPar, Ltd.	Cayman Islands

Apollo Talos GenPar, Ltd.	Cayman Islands

Apollo ANRP Co-Investors (DC-D), L.P.	Delaware

Apollo ANRP Advisors (APO DC), L.P.	Cayman Islands

Apollo ANRP Advisors (APO DC-GP), LLC	Delaware

Apollo ANRP Fund Administration, LLC	Delaware

Apollo ST Capital LLC	Delaware

Apollo ST Debt Advisors LLC	Delaware

Stone Tower Europe LLC	Delaware

Apollo ST Fund Management LLC	Delaware

Apollo ST Operating LP	Delaware

Apollo ST Structured Credit Recovery Partners II GP LLC	Delaware

Apollo ST Credit Partners GP LLC	Delaware

Apollo ST Credit Strategies GP LLC	Delaware

Apollo ST CLO Holdings GP, LLC	Delaware

2012 CMBS-II GP LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

2012 CMBS-II Management LLC	Delaware

2012 CMBS-III GP LLC	Delaware

2012 CMBS-III Management LLC	Delaware

AGRE U.S. Real Estate Advisors Cayman, Ltd.	Cayman Islands

Apollo SK Strategic Management, LLC	Delaware

Apollo SK Strategic Co-Investors (DC-D), LLC	Marshall Islands

Apollo SK Strategic Advisors GP, L.P.	Cayman Islands

Apollo SK Strategic Advisors, LLC	Anguilla

Apollo AION Capital Partners, L.P.	Cayman Islands

EPE Acquisition Holdings, LLC	Delaware

AION Co-Investors (D) Ltd	Mauritius

EPF II Team Carry Plan, L.P.	Marshall Islands

Apollo Credit Management (Senior Loans) II, LLC	Delaware

AGRE Asia Pacific Real Estate Advisors, L.P.	Cayman Islands

Apollo AGRE APREF Co-Investors (D), L.P.	Cayman Islands

AGRE Asia Pacific Real Estate Advisors GP, Ltd.	Cayman Islands

AIF VI Management Pool Investors, L.P.	Delaware

CMP Apollo LLC	Delaware

Verso Paper Investments Management LLC	Delaware

AIM Pool Investors, L.P.	Delaware

Apollo Consumer Credit Advisors, LLC	Delaware

Apollo Consumer Credit Fund, L.P.	Delaware

Apollo Consumer Credit Master Fund, L.P.	Delaware

A-A European Senior Debt Fund, L.P.	Delaware

ANRP EPE GenPar, Ltd.	Cayman Islands

Apollo Credit Income Co-Investors (D) LLC	Delaware

Apollo Credit Income Management LLC	Delaware

AMH Holdings (Cayman), L.P.	Cayman Islands

AMH Holdings GP, Ltd.	Cayman Islands

Apollo BSL Management, LLC	Delaware

Apollo Credit Opportunity Advisors III GP LLC	Delaware

Apollo Credit Opportunity Advisors III LP	Cayman Islands

Apollo Credit Opportunity Co-Investors III (D) LLC	Delaware

Apollo Credit Opportunity Management III LLC	Delaware

Apollo Capital Management VIII, LLC	Delaware

AIF VIII Management, LLC	Delaware

Apollo Advisors VIII, L.P.	Cayman Islands

Apollo Management VIII, L.P.	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Fund Administration VIII, LLC	Delaware

Apollo Co-Investors VIII (D), L.P.	Delaware

CAI Strategic European Real Estate Advisors, L.P.	Marshall Islands

CAI Strategic European Real Estate Advisors GP, LLC	Marshall Islands

Apollo Palmetto Athene Management, LLC	Delaware

Apollo Commodities Management, L.P.	Delaware

Apollo Management (AOP) VIII, LLC	Delaware

Apollo Co-Investment Management, LLC	Delaware

Apollo Advisors (MHE), LLC	Delaware

Karpos Investments, LLC	Marshall Islands

Harvest Holdings, LLC	Marshall Islands

Lapithus EPF II Team Carry Plan, L.P.	Marshall Islands

AGRE Europe Co-Invest Management, L.P.	Marshall Islands

AGRE Europe Co-Invest Management GP, LLC	Marshall Islands

AGRE Europe Co-Invest Advisors GP, LLC	Marshall Islands

AGRE Europe Co-Invest Advisors, L.P.	Marshall Islands

Apollo Franklin Management, LLC	Delaware

Apollo Franklin Co-Investors (DC-D), L.P.	Delaware

Apollo Franklin Advisors (APO DC-GP), LLC	Delaware

Apollo Franklin Advisors (APO DC), L.P.	Delaware

Financial Credit II Capital Management, LLC	Delaware

Financial Credit Investment Advisors II, L.P.	Cayman Islands

Financial Credit Investment II Manager, LLC	Delaware

Delaware Rose GP, L.L.C.	Delaware

Apollo Rose GP, L.P.	Cayman Islands

Apollo Maritime Management, LLC	Delaware

Insight Solutions GP, LLC	Delaware

Athene Investment Analytics LLC	Delaware

Apollo Royalties Management, LLC	Delaware

Apollo Credit Short Opportunities Management, LLC	Delaware

Apollo Zeus Strategic Advisors, LLC	Delaware

Apollo Zeus Strategic Advisors, L.P.	Cayman Islands

Apollo Zeus Strategic Management, LLC	Delaware

Apollo Zeus Strategic Co-Investors (DC-D), LLC	Delaware

Athene Mortgage Opportunities GP, LLC	Delaware

Apollo ASPL Management, LLC	Delaware

Champ GP, LLC	Delaware

Champ L.P.	Cayman Islands

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Champ Luxembourg Holdings S.a r.l.	Luxembourg

AAA Associates (Co-Invest VII GP), Ltd.	Cayman Islands

AAA Associates (Co-Invest VII), L.P.	Cayman Islands

AISG GP Ltd.	Cayman Islands

Apollo Incubator Advisors, LLC	Delaware

Apollo Incubator Management, LLC	Delaware

Apollo Zohar Advisors LLC	Delaware

Apollo EPF Co-Investors II (Euro), L.P.	Cayman Islands

Apollo Structured Credit Recovery Advisors III LLC	Cayman Islands

Apollo Structured Credit Recovery Management III LLC	Delaware

Apollo Emerging Markets, LLC	Delaware

Apollo Structured Credit Recovery Co-Investors III (D), LLC	Delaware

Cyclone Royalties, LLC	Delaware

Apollo PE VIII Director, LLC	Anguilla

Apollo Advisors VIII (EH-GP), Ltd.	Cayman Islands

Apollo Advisors VIII (EH), L.P.	Cayman Islands

Apollo Co-Investors VIII (EH-D), L.P.	Cayman Islands

Apollo Total Return Advisors GP LLC	Delaware

Apollo Total Return Advisors LP	Cayman Islands

Apollo Total Return Management LLC	Delaware

Apollo Total Return Co-Investors (D) GP LLC	Delaware

Apollo Total Return Co-Investors (D) LP	Delaware

Apollo VIII GenPar, Ltd.	Cayman Islands

Apollo Insurance Solutions Group LP	Delaware

Apollo Advisors VIII (APO DC-GP), LLC	Delaware

Apollo Advisors VIII (APO DC), L.P.	Cayman Islands

Apollo Co-Investors VIII (DC-D), L.P.	Delaware

ALME Loan Funding II Designated Activity Company	Ireland

ALME Loan Funding III Designated Activity Company	Ireland

Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC	Delaware

Apollo Lincoln Private Credit Management, LLC	Delaware

Apollo Lincoln Fixed Income Advisors (APO DC-GP), LLC	Delaware

Apollo Lincoln Fixed Income Advisors (APO DC), L.P.	Delaware

Apollo Lincoln Fixed Income Management, LLC	Delaware

Apollo Lincoln Private Credit Advisors (APO DC), L.P.	Delaware

Apollo Lincoln Private Credit Co-Investors (DC-D), L.P.	Delaware

Apollo Emerging Markets Debt Advisors GP LLC	Delaware

Apollo Emerging Markets Debt Advisors LP	Cayman Islands

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Emerging Markets Debt Co-Investors (D) GP LLC	Delaware

Apollo Emerging Markets Debt Co-Investors (D) LP	Delaware

Apollo Emerging Markets Debt Management LLC	Delaware

AHL 2014 Investor GP, Ltd.	Cayman Islands

Apollo Europe Management III, LLC	Delaware

Apollo Europe Co-Investors III (D), LLC	Delaware

RWNIH-ALL Advisors, LLC	Delaware

Apollo Europe Capital Management III, LLC	Delaware

Apollo Europe Advisors III, L.P.	Cayman Islands

MidCap FinCo Designated Activity Company	Ireland

Apollo HK TMS Investment Holdings GP, LLC	Delaware

Apollo HK TMS Investment Holdings Management, LLC	Delaware

Apollo AION Capital Partners GP, LLC	Delaware

Apollo U.S. Real Estate Advisors GP II, LLC	Delaware

Apollo U.S. Real Estate Advisors II, L.P.	Cayman Islands

Champ II Luxembourg Holdings S.a r.l.	Luxembourg

Apollo Credit Short Opportunities Co-Investors (D), LLC	Delaware

Apollo Jupiter Resources Co-Invest GP, LLC	Delaware

Apollo Emerging Markets Fixed Income Strategies Advisors GP, LLC	Delaware

Apollo Emerging Markets Fixed Income Strategies Management, LLC	Delaware

AES Advisors II GP, LLC	Delaware

AES Advisors II, L.P.	Cayman Islands

AES Co-Investors II, LLC	Delaware

Apollo European Long Short Advisors GP, LLC	Delaware

Apollo European Long Short Management, LLC	Delaware

Apollo NA Management II, LLC	Delaware

AGRE USREF Kemper Lakes Platform, L.P.	Delaware

Apollo Credit Opportunity Advisors III (APO FC) GP LLC	Delaware

Apollo Credit Opportunity Advisors III (APO FC) LP	Cayman Islands

Apollo USREF Co-Investors II (D), LLC	Delaware

Apollo CIP GenPar, Ltd.	Cayman Islands

Apollo CIP Professionals, L.P.	Delaware

Apollo CIP Partner Pool, L.P.	Cayman Islands

Apollo Credit Opportunity Co-Investors III (FC-D) LLC	Delaware

Apollo Alteri Investments Advisors, L.P.	Cayman Islands

Apollo Alteri Investments Management, Ltd.	Cayman Islands

Apollo Co-Investment Capital Management, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Belenos Management LLC	Delaware

Apollo CIP European SMAs & CLOs, L.P.	Cayman Islands

Apollo CIP Hedge Funds, L.P.	Cayman Islands

Apollo CIP US SMAs, L.P.	Cayman Islands

Apollo CIP Structured Credit, L.P.	Cayman Islands

Apollo CIP Global SMAs, L.P.	Cayman Islands

Apollo Arrowhead Management, LLC	Delaware

Apollo Management Advisors España, S.L.U.	Spain

Apollo Alternative Credit Long Short Management LLC	Delaware

Apollo Alternative Credit Long Short Advisors LLC	Delaware

Apollo Alternative Credit Long Short Fund L.P.	Delaware

APO (FC II), LLC	Anguilla

Apollo Principal Holdings X GP, Ltd.	Cayman Islands

Apollo MidCap Holdings (Cayman) GP, Ltd.	Cayman Islands

Apollo ANRP Capital Management II, LLC	Delaware

Apollo ANRP Advisors II, L.P.	Cayman Islands

Apollo ANRP Co-Investors II (D), L.P.	Delaware

Apollo Principal Holdings X, L.P.	Cayman Islands

Apollo MidCap Holdings (Cayman), L.P.	Cayman Islands

Apollo MidCap Holdings (Cayman) III GP, Ltd.	Cayman Islands

Apollo Energy Opportunity Advisors GP LLC	Delaware

Apollo Energy Opportunity Advisors LP	Cayman Islands

Apollo Energy Opportunity Management, LLC	Delaware

Apollo Energy Opportunity Co-Investors (D), LLC	Delaware

Apollo A-N Credit Advisors (APO FC-GP), LLC	Delaware

Apollo A-N Credit Management, LLC	Delaware

Apollo Energy Yield Co-Investors (D) LLC	Delaware

Apollo RN Credit Management, LLC	Delaware

Apollo MidCap FinCo Feeder GP LLC	Delaware

Apollo Global Funding, LLC	Delaware

Apollo A-N Credit Advisors (APO FC Delaware), L.P.	Delaware

Apollo A-N Credit Co-Investors (FC-D), L.P.	Delaware

Apollo Asset Management Europe LLP	England and Wales

Apollo Principal Holdings XI, LLC	Anguilla

AAME UK CM, LLC	Anguilla

AGRE Hong Kong Management, LLC	Delaware

Venator Real Estate Capital Partners (Hong Kong) Limited	Hong Kong

Venator Investment Management Consulting (Shanghai) Limited	China

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Asia Real Estate Management, LLC	Delaware

Apollo Total Return ERISA Advisors GP LLC	Delaware

Apollo Total Return ERISA Advisors LP	Delaware

Prime Security Services GP, LLC	Delaware

Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC	Anguilla

Apollo Tactical Value SPN Advisors (APO DC), L.P.	Cayman Islands

Apollo Tactical Value SPN Co-Investors (DC-D), L.P.	Anguilla

Apollo Tactical Value SPN Management, LLC	Delaware

Apollo Hercules Management, LLC	Delaware

Apollo Hercules Advisors GP, LLC	Delaware

Apollo Hercules Co-Investors (D), LLC	Delaware

Apollo Hercules Advisors, L.P.	Cayman Islands

Apollo Advisors VIII (APO FC-GP), Ltd.	Cayman Islands

Apollo Advisors VIII (APO FC), L.P.	Cayman Islands

Apollo Co-Investors VIII (FC-D), L.P.	Cayman Islands

Apollo Union Street Advisors, L.P.	Cayman Islands

Apollo Union Street Capital Management, LLC	Delaware

Apollo Union Street Management, LLC	Delaware

Apollo Union Street Co-Investors (D), L.P.	Delaware

Apollo ANRP Co-Investors II (DC-D), L.P.	Delaware

Apollo ANRP Advisors II (APO DC-GP), LLC	Delaware

Apollo ANRP Advisors II (APO DC), L.P.	Cayman Islands

Apollo CIP Global SMAs (FC), L.P.	Cayman Islands

Apollo Structured Credit Recovery Advisors III (APO DC) LLC	Cayman Islands

ANRP II GenPar, Ltd.	Cayman Islands

Financial Credit Investment III Manager, LLC	Delaware

Financial Credit III Capital Management, LLC	Delaware

Financial Credit Investment Advisors III, L.P.	Cayman Islands

Apollo Asset Management Europe PC LLP	England and Wales

Apollo Total Return Enhanced Advisors GP LLC	Delaware

Apollo Total Return Enhanced Advisors LP	Cayman Islands

Apollo Total Return Enhanced Management LLC	Delaware

Apollo Asia Real Estate Advisors GP, LLC	Delaware

Apollo ND Services, LLC	Delaware

Apollo Asia Real Estate Advisors, L.P.	Cayman Islands

Redding Ridge Advisors LLC	Delaware

Apollo Moultrie Capital Management, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Moultrie Credit Fund Advisors, L.P.	Delaware

Apollo Moultrie Credit Fund Management, LLC	Delaware

Apollo Thunder Advisors GP, Ltd.	Cayman Islands

Apollo Thunder Advisors, L.P.	Cayman Islands

Apollo Thunder Co-Investors (D), LLC	Delaware

Apollo Thunder Management, LLC	Delaware

Apollo RRI Management LLC	Delaware

APO MidCap B Holdings, LLC	Delaware

Apollo Kings Alley Credit Advisors, L.P.	Delaware

Apollo Kings Alley Credit Capital Management, LLC	Delaware

Apollo Kings Alley Credit Co-Investors (D), L.P.	Delaware

Apollo Kings Alley Credit Fund Management, LLC	Delaware

Apollo Special Situations Advisors, L.P.	Delaware

Apollo Special Situations Advisors GP, LLC	Delaware

Apollo Special Situations Management, LLC	Delaware

Apollo Special Situations Management, L.P.	Delaware

Apollo Special Situations Co-Investors (D), L.P.	Delaware

AP VIII Prime Security Services Management, LLC	Delaware

Apollo Asia Real Estate Co-Investors (FC-D), Ltd.	Cayman Islands

Apollo Investment Management Europe LLP	England and Wales

APO UK (FC), Limited	England and Wales

Apollo SA Management, LLC	Delaware

Apollo EPF III Capital Management, LLC	Delaware

Apollo EPF Management III, LLC	Delaware

Apollo EPF Advisors III, L.P.	Cayman Islands

EPE Debt Co-Investors GP, LLC	Delaware

ACF Europe Management, LLC	Delaware

Apollo Accord Advisors, LLC	Delaware

Apollo Accord Management, LLC	Delaware

AP Special Sits Lowell Holdings GP, LLC	Delaware

Apollo Investment Consulting Europe Ltd.	England and Wales

CTM Aircraft Investors GP, Ltd.	Cayman Islands

Apollo Socrates Co-Invest GP, LLC	Delaware

AP Dakota Co-Invest GP, LLC	Delaware

Apollo Special Situations Advisors (IH-GP), Ltd.	Cayman Islands

Apollo Special Situations Advisors (IH), L.P.	Cayman Islands

Lowell GP, LLC	Delaware

Apollo Global Carry Pool GP, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Global Carry Pool Aggregator, L.P.	Cayman Islands

Apollo Global Carry Pool Intermediate, L.P.	Cayman Islands

Apollo Global Carry Pool Intermediate (DC), L.P.	Cayman Islands

Apollo Global Carry Pool Intermediate (FC), L.P.	Cayman Islands

Apollo Global Carry Pool GP, LLC with respect to Series A	Delaware

Apollo Global Carry Pool GP, LLC with respect to Series I	Delaware

Apollo Global Carry Pool GP, LLC with respect to Series I (FC)	Delaware

Apollo Global Carry Pool GP, LLC with respect to Series I (DC)	Delaware

Apollo Special Sits Director, LLC	Anguilla

Apollo Special Situations Co-Investors (IH-D), L.P.	Cayman Islands

Apollo Energy Opportunity Advisors (APO DC) GP LLC	Delaware

Apollo Energy Opportunity Advisors (APO DC) LP	Cayman Islands

Apollo Energy Opportunity Co-Investors (DC-D) LLC	Delaware

Apollo ANRP Advisors II (IH-GP), LLC	Cayman Islands

Apollo ANRP Advisors II (IH), L.P.	Cayman Islands

Apollo ANRP Co-Investors II (IH-D), L.P.	Cayman Islands

AP Inception Co-Invest GP, LLC	Delaware

Apollo Hercules AIV Advisors GP, LLC	Delaware

Apollo Hercules AIV Co-Investors (D), LLC	Delaware

Apollo Jupiter Resources Co-Invest GP, ULC	British Columbia

AP ARX Co-Invest GP, LLC	Cayman Islands

Apollo Atlas Advisors (APO FC-GP), LLC	Cayman Islands

Apollo Atlas Advisors (APO FC), L.P.	Cayman Islands

Apollo Atlas Management, LLC	Delaware

Apollo Tower Credit Advisors, LLC	Delaware

Apollo Tower Credit Co-Investors (DE FC-D), L.P.	Delaware

Apollo Tower Credit Management, LLC	Delaware

Apollo EPF Co-Investors III (D), L.P.	Cayman Islands

Apollo CIP Hedge Funds (FC), L.P.	Cayman Islands

Apollo Accord Co-Investors (D), L.P.	Delaware

Apollo Asia Sprint Co-Investment Advisors, L.P.	Cayman Islands

Apollo Capital Management IX, LLC	Delaware

Apollo Advisors IX, L.P.	Cayman Islands

AIF IX Management, LLC	Delaware

Apollo Management IX, L.P.	Delaware

Apollo Fund Administration IX, LLC	Delaware

Apollo Co-Investors IX (D), L.P.	Delaware

Apollo Overseas Partners (Lux) IX GP, S.a r.l.	Luxembourg

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Management (AOP) IX, LLC	Delaware

Apollo Principal Holdings XII GP, LLC	Cayman Islands

Apollo Principal Holdings XII, L.P.	Cayman Islands

APO (FC III), LLC	Cayman Islands

Apollo Union Street SPV Advisors, LLC	Delaware

Apollo Union Street SPV Co-Investors (D), L.P.	Delaware

Wolfcamp Co-Investors GP, LLC	Delaware

Apollo/Cavenham EMA Management II, LLC	Delaware

Apollo/Cavenham EMA Advisors II, L.P.	Cayman Islands

Apollo/Cavenham EMA Capital Management II, LLC	Cayman Islands

Apollo ST Advisors, LLC	Cayman Islands

Apollo Structured Credit Recovery Management IV LLC	Delaware

Apollo Structured Credit Recovery Advisors IV LLC	Delaware

Apollo TRF CM Management, LLC	Delaware

AP VIII Olympus VoteCo, LLC	Delaware

Apollo KP Management, LLC	Delaware

Apollo TRF MP Management, LLC	Delaware

ALM Funding Ltd.	Cayman Islands

Apollo Asia Real Estate AAC Advisors, L.P.	Cayman Islands

AP-CB Servicer, LLC	Delaware

Apollo IP Holdings, LLC	Delaware

Athene Momentum Investment Advisors, L.P.	Delaware

Athene Momentum Investment Advisors GP, LLC	Delaware

Apollo Olympus Co-Invest GP, LLC	Delaware

Apollo Multi-Credit Fund GP (Lux) S.a r.l.	Luxembourg

Apollo Structured Credit Recovery Co-Investors IV (D) LLC	Delaware

Apollo Delos Investments Management, LLC	Delaware

Apollo AGER Co-Investors Management, LLC	Cayman Islands

Apollo Global Carry Pool Aggregator II, L.P.	Cayman Islands

Apollo Delos Investments Advisors, S.a r.l.	Luxembourg

Apollo Credit Management International Limited	England and Wales

Apollo Socrates Global Co-Invest GP, LLC	Cayman Islands

Apollo Athora Advisors, L.P.	Cayman Islands

Apollo Athora Advisors GP, LLC	Delaware

Apollo Kings Alley Credit Advisors (DC-GP), LLC	Delaware

Apollo HD Advisors GP, LLC	Cayman Islands

Apollo HD Advisors, L.P.	Cayman Islands

Apollo HD Management GP, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo HD Management, L.P.	Delaware

Apollo Rose II (B), L.P.	Cayman Islands

Apollo Oasis Management, LLC	Delaware

Apollo SB Advisors, LLC	Cayman Islands

Harvest Holdings II GP, LLC	Cayman Islands

Harvest Holdings II (V), L.P.	Cayman Islands

Harvest Holdings II (C), L.P.	Cayman Islands

Karpos Investments II (C), L.P.	Cayman Islands

Karpos Investments II (V), L.P.	Cayman Islands

AIM (P2) Anguilla, LLC	Anguilla

Apollo EPF Advisors III (APO DC), L.P.	Cayman Islands

Apollo EPF II Capital Management (APO DC-GP), LLC	Cayman Islands

Apollo EPF III Capital Management (APO DC-GP), LLC	Cayman Islands

Apollo Kings Alley Credit Advisors (DC), L.P.	Delaware

Lapithus EPF II Team Carry Plan (APO DC), L.P.	Cayman Islands

EPF II Team Carry Plan (APO DC), L.P.	Cayman Islands

Apollo EPF Advisors II (APO DC), L.P.	Cayman Islands

Apollo AION Capital Partners (APO DC), L.P.	Delaware

Apollo Asia Real Estate Advisors (APO DC-GP), LLC	Delaware

Apollo AION Capital Partners (APO DC-GP), LLC	Delaware

Apollo Asia Real Estate Advisors (APO DC), L.P.	Delaware

Apollo Special Situations Advisors (APO DC), L.P.	Delaware

Apollo Special Situations Advisors (APO DC-GP), LLC	Delaware

Apollo Hybrid Value Management GP, LLC	Delaware

Apollo Hybrid Value Management, L.P.	Delaware

Apollo HVF Co-Investors (D), L.P.	Delaware

Apollo Hybrid Value Advisors, L.P.	Cayman Islands

Apollo Hybrid Value Capital Management, LLC	Delaware

APO Corp (Holdings Parent), L.P.	Delaware

APO Corp Holdings (2P DC), Inc.	Delaware

Apollo NA Management III, LLC	Delaware

AP ZWP Holdings LLC	Delaware

Apollo Converse Holdings GP, LLC	Delaware

Apollo Accord Advisors II, L.P.	Cayman Islands

Apollo Accord Advisors GP II, LLC	Cayman Islands

Apollo Accord Co-Investors II (D), L.P.	Delaware

Apollo Accord Management II, LLC	Delaware

Apollo Net Lease Co., LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Advisors IX (EH-GP), LLC	Cayman Islands

Apollo Advisors IX (EH), L.P.	Cayman Islands

Apollo Hybrid Value Overseas Partners (Lux) GP, S.a r.l.	Luxembourg

ACE Credit Advisors GP, LLC	Cayman Islands

ACE Credit Advisors, LP	Cayman Islands

ACE Credit Fund, LP	Delaware

ACE Credit Management, LLC	Delaware

Apollo Converse Co-Investors, LLC	Delaware

NNN Investor 1, L.P.	Cayman Islands

AISG Holdings LP	Cayman Islands

Apollo Asia Link Coinvestment Advisors, L.P.	Cayman Islands

Apollo Oasis Advisors GP, LLC	Cayman Islands

Apollo Oasis Advisors, L.P.	Cayman Islands

AA Direct, L.P.	Delaware

AA Direct GP, LLC	Delaware

BlueWater SM LLC	Delaware

Apollo Capital Efficient Advisors, LLC	Delaware

Apollo Capital Efficient Co-Investors (D), L.P.	Delaware

VA Capital Management CIV GP, LLC	Delaware

Apollo AJB Management, LLC	Delaware

Apollo Hybrid Value Advisors (APO DC-GP), LLC	Delaware

Apollo Hybrid Value Advisors (APO DC), L.P.	Cayman Islands

AGRE U.S. Senior Living Advisors, L.P.	Cayman Islands

AGRE U.S. Senior Living Management, LLC	Delaware

Elbow Re Ltd.	Bermuda

Apollo Asia Hurstville Co-Investment Advisors L.P.	Cayman Islands

Apollo Tower Credit Advisors (DC-GP), LLC	Cayman Islands

Apollo Tower Credit Advisors (DC), L.P.	Cayman Islands

Apollo ANRP Management III, LLC	Delaware

Financial Credit IV Capital Management, LLC	Cayman Islands

Apollo ANRP Capital Management III, LLC	Cayman Islands

Apollo ANRP Advisors III, L.P.	Cayman Islands

Financial Credit Investment Advisors IV, L.P.	Cayman Islands

Financial Credit Investment IV Manager, LLC	Delaware

Apollo ANRP Co-Investors III (D), L.P	Delaware

Apollo HVF Co-Investors (DC-D), L.P.	Delaware

Apollo Natural Resources Partners (Lux) III GP, S.a r.l.	Luxembourg

Apollo Hybrid Value Advisors (APO FC-GP), LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Hybrid Value Advisors (APO FC), L.P.	Cayman Islands

Apollo Management Japan Limited	Hong Kong

Apollo Advisors IX (EH), S.a r.l.	Luxembourg

Apollo International Management (India), LLC	Delaware

Apollo IPF Advisors, LLC	Cayman Islands

Apollo IPF Real Estate Management, LLC	Delaware

AGRE MHC Coinvest L.P.	Delaware

Apollo ADIP (Lux) GP, S.a r.l.	Luxembourg

Apollo DSB Co-Invest GP, LLC	Delaware

Apollo Tail Convexity Advisors, LLC	Cayman Islands

Apollo Tail Convexity Management, LLC	Delaware

Apollo Co-Investors IX (EH/IH-D), L.P.	Cayman Islands

Apollo European Middle Market Private Debt Management, LLC	Delaware

Apollo Athene Strategic Partnership Advisors, LLC	Cayman Islands

Apollo Athene Strategic Partnership, L.P.	Delaware

Avalon Acquisition, LLC	Cayman Islands

Apollo CERPI Management LLC	Delaware

Apollo Infra Equity Advisors (APO DC), L.P.	Cayman Islands

Apollo Infra Equity Advisors (APO DC-GP), LLC	Delaware

Apollo Infra Equity Advisors (IH), L.P.	Cayman Islands

Apollo Infra Equity Advisors (IH-GP), LLC	Delaware

Apollo Infra Equity Management GP, LLC	Delaware

Apollo Infra Equity Management, L.P.	Delaware

Apollo India Services LLP	India

Apollo Rose II (I), L.P.	Cayman Islands

FCI Co-Investors IV (D), L.P.	Cayman Islands

Apollo ANRP Co-Investors III (DC-D), L.P.	Delaware

Apollo ANRP Advisors III (P1 APO DC-GP), LLC	Cayman Islands

Apollo ANRP Advisors III (P1 APO DC), L.P.	Cayman Islands

Apollo ANRP Advisors III (P2), L.P.	Cayman Islands

Apollo Infra Equity Co-Investors (D), L.P.	Delaware

Apollo Advisors Highlands Co-Invest GP, LLC	Delaware

Apollo European Middle Market Private Debt Fund (A), a Compartment of Apollo Multi-Credit Fund (Lux) SCS SICAV-RAIF	Luxembourg

Apollo European Middle Market Private Debt Fund (B), a Compartment of Apollo Multi-Credit Fund (Lux) SCS SICAV-RAIF	Luxembourg

AP Elbow Co-Invest GP, LLC	Cayman Islands

Apollo Infra Equity Co-Investors (IH-D), L.P.	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

AA INFRASTRUCTURE FUND 1 LTD	Cayman Islands

Apollo Infra Equity Advisors (APO DC UT), L.P.	Cayman Islands

Apollo Infra Equity Advisors (IH UT), L.P.	Cayman Islands

AP IX Titan Holdings GP, LLC	Delaware

MMJV LLC	Cayman Islands

RRH Asset Management CIV GP, LLC	Delaware

Apollo Investment Management Europe (Luxembourg) S.a r.l.	Luxembourg

Apollo Accord Management III, LLC	Delaware

Apollo Accord Advisors III, L.P.	Cayman Islands

Apollo Accord Advisors GP III, LLC	Cayman Islands

Apollo ADIP Capital Management, LLC	Cayman Islands

Apollo ADIP Advisors, L.P.	Cayman Islands

Apollo ADIP Management, LLC	Delaware

Apollo Revolver Management GP, LLC	Delaware

Apollo Revolver Management, L.P.	Delaware

Apollo ADIP Co-Investors (D), L.P.	Cayman Islands

Apollo Alamo GP, LLC	Cayman Islands

Apollo Alamo Co-Investors (D), L.P.	Cayman Islands

Apollo European MMPDF (B) Cayman GP, LLC	Cayman Islands

Bonneville Holdings Delaware GP, LLC	Delaware

Apollo Revolver Capital Management, LLC	Cayman Islands

Apollo Revolver Advisors, L.P.	Cayman Islands

Apollo Revolver Fund, L.P.	Cayman Islands

AP IX Acme Holdings GP, LLC	Delaware

Apollo Acme Co-Invest GP, LLC	Delaware

AP IX (PMC) VoteCo, LLC	Delaware

AP Kent Advisors GP, LLC	Cayman Islands

AP Kent Advisors, L.P.	Cayman Islands

AP Kent Management, LLC	Delaware

AGRE Florida Retail Advisors LLC	Cayman Islands

AP Bonneville Advisors, LLC	Cayman Islands

AP Drive Advisors, LLC	Delaware

Apollo Structured Credit Recovery Advisors IV (APO DC) LLC	Delaware

AP IX First Street Holdings GP, LLC	Delaware

Apollo India Partners II GP (KY), LLC	Delaware

Apollo India Partners II (KY), L.P.	Cayman Islands

AION Capital Partners II (Lux) GP, S.a r.l.	Luxembourg

Apollo Chiron Advisors GP, LLC	Cayman Islands

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Chiron Advisors, L.P.	Cayman Islands

Apollo Chiron Management, LLC	Delaware

AMH Servicing, LLC	Delaware

APH Funding 1, LLC	Cayman Islands

APH Funding 2, LLC	Cayman Islands

APH Funding 3, LLC	Cayman Islands

APH Finance 1, LLC	Delaware

APH Finance 2, LLC	Delaware

APH Finance 3, LLC	Delaware

Apollo U.S. Real Estate Advisors GP III, LLC	Cayman Islands

Apollo Navigator Capital Management I, LLC	Cayman Islands

Apollo Navigator Management I, LLC	Delaware

Apollo Navigator Advisors I, L.P.	Cayman Islands

Apollo Navigator Co-Investors I (D), L.P.	Cayman Islands

Apollo Accord Co-Investors III (D), L.P.	Delaware

NNN Investor 2 (AUTO), L.P.	Delaware

Apollo U.S. Real Estate Advisors III, L.P.	Cayman Islands

Apollo WCH Management, LLC	Delaware

AP Partnership Representative, LLC	Delaware

Apollo Alteri Investments Advisors II, S.a r.l.	Luxembourg

Apollo U.S. Real Estate Fund III (Lux) GP, S.a r.l.	Luxembourg

Apollo PPF Advisors GP, LLC	Cayman Islands

Apollo PPF Advisors, L.P.	Cayman Islands

Apollo PPF Co-investors (FC-D), L.P.	Cayman Islands

Apollo PPF Credit Management, LLC	Delaware

Apollo PPF (Lux) GP, S.a r.l.	Luxembourg

Apollo Navigator Co-Investors I (DC-D), L.P.	Delaware

Apollo Navigator Advisors I (APO DC-GP), LLC	Cayman Islands

Apollo Navigator Advisors I (APO DC), L.P.	Cayman Islands

Apollo Royalties Management I, LLC	Delaware

Apollo Royalties Advisors I, L.P.	Delaware

Apollo Royalties Advisors I GP, LLC	Delaware

PK AIR 1 LP	Delaware

Apollo Revolver Co-Investors (D), L.P.	Cayman Islands

PK AIR 1 GP LLC	Delaware

AP IX GenPar, LLC	Cayman Islands

Apollo Chiron Credit Co-Investors (D), L.P.	Cayman Islands

PK Air Finance France SAS	France

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo PK Air Management (CLO) GP LLC	Delaware

Apollo PK Air Management (CLO) LP	Delaware

PK AirFinance Japan G.K.	Japan

PK AirFinance US, LLC	Delaware

Apollo PK Japan G.K.	Japan

Apollo Infrastructure Opportunities Fund II (Lux) GP, S.a r.l.	Luxembourg

Apollo Infrastructure Opportunities Advisors II GP, LLC	Delaware

Apollo Infrastructure Opportunities Advisors II, L.P.	Cayman Islands

Apollo Infrastructure Opportunities II Co-Investors (D), L.P.	Delaware

Apollo Infrastructure Opportunities Management II GP, LLC	Delaware

Apollo Infrastructure Opportunities Management II, L.P.	Delaware

Apollo USREF Co-Investors III (D), L.P.	Delaware

Apollo Asia Management II Advisors, LLC	Delaware

Apollo Asia Management II, L.P.	Delaware

Apollo Asia Real Estate Advisors II GP, LLC	Cayman Islands

Apollo Asia Real Estate Advisors II, L.P.	Cayman Islands

Apollo Asia Real Estate II Co-Investors (D), L.P.	Cayman Islands

Apollo MidCap Holdings (Cayman) III, L.P.	Cayman Islands

Apollo/Athora Preferred Share Partnership Management, LLC	Cayman Islands

AION Capital Management II Limited	Mauritius

PK AIR 1 JPN SETTLEMENT SPV G.K.	Japan

Apollo Asia Real Estate Fund II (Lux) GP, S.a r.l.	Luxembourg

AIOF II Njord Co-Invest GP, LLC	Delaware

Apollo PPF Credit Strategies (Lux) GP, S.a r.l.	Luxembourg

Apollo PPF Credit Strategies Advisors GP, LLC	Cayman Islands

Apollo PPF Credit Strategies Advisors, L.P.	Cayman Islands

Apollo PPF Credit Strategies Co-Investors (FC-D), L.P.	Cayman Islands

Apollo PPF Credit Strategies Management, LLC	Delaware

Apollo Life Asset GP, LLC	Cayman Islands

AMH Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH I Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH II Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH III Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH IV Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH V Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH VI Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH VII Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH VIII Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

APH IX Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH X Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH XI Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

APH XII Holdings—Wednesday Sub (Cayman), LLC	Cayman Islands

Apollo Accord Advisors GP IV, LLC	Cayman Islands

Apollo Accord Advisors IV, L.P.	Cayman Islands

Apollo Accord Management IV GP, LLC	Delaware

Apollo Accord Co-Investors IV (D), L.P.	Delaware

Apollo Accord Management IV, L.P.	Delaware

Apollo Accord Advisors GP III B, LLC	Cayman Islands

Apollo Accord Advisors III B, L.P.	Cayman Islands

Apollo Accord Management III B GP, LLC	Delaware

Apollo Accord Co-Investors III B (D), L.P.	Delaware

Apollo Accord Management III B, L.P.	Delaware

AP Ulysses Advisors, LLC	Delaware

AP Fort Advisors, LLC	Delaware

Apollo ETLIC Management GP, LLC	Delaware

Apollo ETLIC Management, L.P.	Delaware

MidCap FinCo (II) Designated Activity Company	Ireland

AA IX Holdings, LLC	Cayman Islands

AP AL Holdings GP, LLC	Delaware

Apollo Accord Fund IV (Lux) GP, S.a r.l.	Luxembourg

AP AL Borrower GP, LLC	Delaware

ASOP Capital Management, LLC	Delaware

ASOP Advisors GP, LLC	Cayman Islands

AOP Capital Management, LLC	Delaware

AOP Advisors GP, LLC	Cayman Islands

Apollo Strategic Origination Management, L.P.	Delaware

Apollo Strategic Origination Advisors, L.P.	Cayman Islands

Apollo Origination Management, L.P.	Delaware

Apollo Origination Advisors, L.P.	Cayman Islands

ASOP LoanCo, L.P.	Delaware

Apollo Origination Advisors (Lux) GP, S.a r.l.	Luxembourg

Apollo Hybrid Value Overseas Partners (Lux) GP II, S.a r.l.	Luxembourg

Apollo Hybrid Value Capital Management II, LLC	Delaware

Apollo Hybrid Value Management GP II, LLC	Delaware

Apollo Hybrid Value Advisors II, L.P.	Cayman Islands

Apollo Hybrid Value Management II, L.P.	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo HVF Co-Investors II (D), L.P.	Delaware

ASOP Co-Investors (D), L.P.	Cayman Islands

AOP Co-Investors (D), L.P.	Cayman Islands

PK AirFinance S.a r.l.	Luxembourg

Apollo Strategic Origination Partners (AV), L.P.	Cayman Islands

Apollo Global Carry Pool Aggregator III, L.P.	Cayman Islands

ACTIV Management, LLC	Delaware

Apollo Credit TALF Management, L.P.	Delaware

AP Caps II Holdings GP, LLC	Cayman Islands

APSG Sponsor, L.P.	Cayman Islands

Apollo Strategic Growth Capital IV	Cayman Islands

Apollo Strategic Growth Capital III	Cayman Islands

AIOF II Thor Co-Invest GP, LLC	Delaware

Apollo Royalties Co-Investors I (D), L.P.	Delaware

Acropolis Infrastructure Acquisition Corp.	Delaware

Delphi Growth Capital Corp.	Delaware

Apollo Asia Real Estate Fund II Administration, LLC	Delaware

Apollo Athora KG Management, LLC	Cayman Islands

Apollo Humber Management GP, LLC	Delaware

Apollo Humber Management, L.P.	Delaware

Apollo Humber Advisors, L.P.	Cayman Islands

Apollo Humber Advisors GP, LLC	Cayman Islands

Apollo USREF III HP Holdings Advisors, L.P.	Cayman Islands

Apollo Grizzly Bear Co-Invest Ultimate GP, LLC	Delaware

Apollo Grizzly Bear Co-Invest GP, L.P.	Delaware

Apollo Impact Mission Overseas Partners (Lux) GP, S.a r.l.	Luxembourg

Apollo Impact Mission Management GP, LLC	Delaware

Apollo Impact Mission Management, L.P.	Delaware

Apollo Impact Mission Co-Investors (D), L.P.	Delaware

AP EPF III (Borrower AL GP), LLC	Delaware

Apollo USREF III AL Borrower GP, LLC	Delaware

Apollo USREF III Royce Holdings Advisors, L.P.	Cayman Islands

Apollo Impact Mission Advisors, L.P.	Cayman Islands

AP EPF III (Guarantor AL GP), LLC	Delaware

Apollo USREF III AL Guarantor GP, LLC	Delaware

AP Tele Advisors, LLC	Delaware

Apollo Asia Real Estate SC Coinvest Fund, L.P.	Delaware

Apollo Asia Real Estate SC Coinvest Advisors L.P.	Cayman Islands

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

AP Inception Co-Invest ML GP, LLC	Delaware

AP AL Guarantor GP, LLC	Delaware

AA Pencil Holdings, L.P.	Delaware

Apollo Pencil Advisors, LP	Cayman Islands

Apollo Pencil Advisors GP, LLC	Delaware

AA Pencil Offshore Holdings, L.P.	Cayman Islands

Athene Freedom Holdings LP	Cayman Islands

Apollo Freedom Management LP	Delaware

Apollo Freedom Management GP LLC	Delaware

Apollo Freedom Advisors GP LLC	Delaware

Apollo Freedom Advisors, LP	Cayman Islands

Freedom Parent LP	Delaware

AP Tundra Manager LLC	Delaware

AP Tundra Holdings LLC	Delaware

APSG Advisors, L.P.	Cayman Islands

APSG Advisors GP, LLC	Delaware

Apollo Tundra Advisors GP, LLC	Delaware

Apollo Tundra Advisors, L.P.	Cayman Islands

Apollo Tundra Management GP, LLC	Delaware

Apollo Tundra Management, L.P.	Delaware

AA Tundra Investor, L.P.	Delaware

APSG Advisors II, L.P.	Cayman Islands

APSG Advisors III, L.P.	Cayman Islands

APSG Advisors IV, L.P.	Cayman Islands

APSG Sponsor II, L.P.	Cayman Islands

APSG Sponsor III, L.P.	Cayman Islands

APSG Sponsor IV, L.P.	Cayman Islands

AP Caps V, Corp.	Delaware

AP Caps VI, Corp.	Delaware

AP Caps VII, Corp.	Delaware

AP Caps VIII, Corp.	Delaware

AP Caps IX, Corp.	Delaware

Apollo Management Asia Pacific Holdings Limited	Hong Kong

Apollo Asia Peridot Co-Investment Fund L.P.	Delaware

Apollo Asia Peridot Co-Investment Advisors L.P.	Cayman Islands

Apollo Strategic Growth Capital V	Cayman Islands

Apollo Strategic Growth Capital VI	Cayman Islands

Apollo Strategic Growth Capital VII	Cayman Islands

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Strategic Growth Capital VIII	Cayman Islands

Apollo Strategic Growth Capital IX	Cayman Islands

Apollo Europe Limited	Malta

Apollo Primrose Investment Management, LLC	Delaware

Apollo Global Carry Pool Aggregator IV, L.P.	Cayman Islands

Apollo Pencil Management GP, LLC	Delaware

Apollo Pencil Management, L.P.	Delaware

Acropolis Infrastructure Acquisition Sponsor, L.P.	Cayman Islands

Acropolis Infrastructure Acquisition Advisors, L.P.	Cayman Islands

APH III (Sub III), Ltd.	Cayman Islands

APH III (Sub IV), Ltd.	Cayman Islands

APH III (Sub V), Ltd.	Cayman Islands

APH III (Sub II), Ltd.	Cayman Islands

APH III (Sub), Ltd.	Cayman Islands

Apollo Intermediary Services, LLC	Delaware

AP Monterrey Advisors, LLC	Delaware

Apollo MidCap B Feeder, L.P.	Cayman Islands

Delphi Growth Capital Advisors, L.P.	Cayman Islands

Delphi Growth Capital Sponsor, L.P.	Cayman Islands

Apollo HVF Fund Administration, LLC	Delaware

Apollo Credit Secondaries I Advisors GP, LLC	Cayman Islands

Apollo Credit Secondaries I Management, L.P.	Delaware

Apollo SPAC Advisors I GP, LLC	Cayman Islands

Apollo SPAC Management I, L.P.	Delaware

Apollo SPAC Advisors I, L.P.	Cayman Islands

Apollo SPAC Management I GP, LLC	Delaware

Apollo Oak Advisors GP, LLC	Delaware

Apollo Oak Management, L.P.	Delaware

AP Oak Aggregator, L.P.	Cayman Islands

Apollo Oak Advisors, L.P.	Cayman Islands

Apollo Oak Management GP, LLC	Delaware

AP Land Services GP, LLC	Delaware

AP Land Services, L.P.	Delaware

Apollo Gibraltar Advisors, LLC	Delaware

Apollo European Direct Lending (Lux) GP, S.a r.l.	Luxembourg

Apollo Management Singapore Holdings Pte. Ltd.	Singapore

Eliant Invest GP LP	Delaware

Eliant Invest Management LP	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Apollo Eliant GP Advisors LLC	Delaware

Apollo Eliant Management GP LLC	Delaware

Apollo European Direct Lending GP, LLC	Delaware

Apollo EPF Management IV GP, LLC	Delaware

Apollo HGA Management GP, LLC	Delaware

Apollo HGA Management, L.P.	Delaware

AP Violet Advisors GP, LLC	Delaware

AP Violet Advisors, L.P.	Cayman Islands

Apollo Strategic Growth Capital Europe B.V.	Netherlands

AA GP Solutions Advisors GP, LLC	Delaware

AA GP Solutions Management GP, LLC	Delaware

AA GP Solutions Management, L.P.	Delaware

AA GP Solutions Advisors, L.P.	Cayman Islands

Apollo EIG Management, L.P.	Delaware

Apollo EIG GP, LLC	Delaware

APSG Europe Sponsor, L.P.	Cayman Islands

Apollo SPAC Co-Investors I (D), L.P.	Cayman Islands

AP VIII (Co-A DSB), L.P.	Delaware

Apollo Advisors VIII (DSB), L.P.	Delaware

Bluewater Investment Holdings LLC	Delaware

Apollo Hercules AIV Advisors, L.P.	Cayman Islands

A-A Mortgage Opportunities GP, LLC	Delaware

Blue Merger Sub, Ltd.	Bermuda

Apollo Asia Real Estate AAC Advisors II, L.P.	Cayman Islands

Tango Holdings, Inc.	Delaware

Green Merger Sub, Inc.	Delaware

Apollo Revolver Capital Management II, LLC	Cayman Islands

Apollo Revolver Management II, L.P.	Delaware

Apollo Revolver Advisors II, L.P.	Cayman Islands

Apollo Revolver Co-Investors II (D), L.P.	Cayman Islands

Apollo Revolver Management GP II, LLC	Delaware

ANRP III (L FC), L.P.	Cayman Islands

Apollo EPF IV (Lux) GP, S.a r.l.	Luxembourg

Apollo VP Advisors GP, LLC	Delaware

Apollo VP Advisors, L.P.	Cayman Islands

Apollo Wessex Management, L.P.	Delaware

Apollo Wessex Advisors, L.P.	Cayman Islands

Apollo Wessex Advisors GP, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

Wessex GP LLC	Cayman Islands

Apollo Wessex Management GP, LLC	Delaware

AP EPF III Helix Co-Invest GP, LLC	Cayman Islands

Apollo FIG Carry Pool Aggregator GP, LLC	Delaware

Apollo FIG Carry Pool Intermediate, L.P.	Cayman Islands

Apollo FIG Carry Pool Intermediate (FC), L.P.	Cayman Islands

Apollo FIG Carry Pool Aggregator, L.P.	Cayman Islands

ANRP III GenPar, Ltd.	Cayman Islands

Apollo Impact Mission Capital Management, LLC	Delaware

AION Capital Management Limited	Mauritius

AIP Investment Advisors Private Limited	India

Apollo Revolver Feeder Fund, L.P.	Cayman Islands

AA Direct (AIV), L.P.	Cayman Islands

Athene Holding Ltd.	Bermuda

Athene Life Re Ltd.	Bermuda

Athene Life Re International Ltd.	Bermuda

Athene USA Corporation	Iowa

Athene Annuity Re Ltd.	Bermuda

Athene HD Investor, L.P.	Cayman Islands

HD Finance Holdings Limited (UK)	UK

HD Bidco Limited (UK)	UK

Athene Employee Services, LLC	Iowa

Athene London Assignment Corporation	Delaware

Athene Assignment Corporation	Delaware

A-A Onshore Fund, LLC	Delaware

Apollo Asia Real Estate AAC Fund, L.P.	Delaware

Athene Noctua, LLC	Delaware

Athene Annuity & Life Assurance Company	Delaware

ACM Trademarks, L.L.C	Iowa

ARPH (Headquarters Building), LLC	Iowa

Athene Annuity and Life Company	Iowa

P.L. Assigned Services, Inc.	New York

Athene Annuity & Life Assurance Company of New York	New York

Structured Annuity Reinsurance Company	Iowa

Athene Securities, LLC	Iowa

Centralife Annuities Service, Inc.	Arizona

Athene Re USA IV, Inc.	Vermont

Athene Life Insurance Company of New York	New York

AADE RML, LLC	Iowa

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization

AAIA RML, LLC	Iowa

AAIA RML 3526 Massey Ford, LLC	Iowa

Athene Bermuda Employee Company Ltd.	Bermuda

Athene IP Holding Ltd.	Bermuda

Athene North Employment Service Corporation	Canada

Athene Co-Invest Reinsurance Affiliate 1A Ltd.	Bermuda

Athene Co-Invest Reinsurance Affiliate 1B Ltd.	Bermuda

Athene Co-Invest Reinsurance Affiliate LP	Delaware

Athene Co-Invest Reinsurance Affiliate International Ltd.	Bermuda

Athene Risk Aggregator, LLC	Delaware

Athene AOG Holding I Ltd.	Bermuda

Athene AOG Holding II LLC	Bermuda

ADIP (Athene) Carry Plan, L.P.	Bermuda

AA Pencil Offshore Holdings, L.P.	Cayman Islands

Athene Re Services, LLC	New York

Rosencrantz Depositor, LLC	Delaware

NNN AGP Opportunities GP, LLC	Delaware

AARE Structured Holdings, LLC	Delaware

Athene Annuity Re II Ltd.	Bermuda

Athene Co-Invest Reinsurance Affiliate Holding Ltd.	Bermuda

Athene Asset Holding Ltd.	Bermuda

Athene Asset L.P.	Bermuda

NNN AGP Opportunities Fund, L.P.,	Delaware

NNN AGP Opportunities Fund II, L.P.	Delaware

AA Offshore Offshore 2021-1 (Java), L.P.	Cayman Islands